Exhibit 99.1


DRAFT
NEWS BULLETIN                    RE:
           FROM:                               OPTICAL CABLE CORPORATION
                                               5290 Concourse Drive
THE FINANCIAL RELATIONS BOARD                  Roanoke, VA 24019
       BSMG WORLDWIDE                          (Nasdaq: OCCF)
                                               www.occfiber.com

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AT THE COMPANY:                                AT THE FINANCIAL RELATIONS BOARD:
---------------                                ---------------------------------
Robert Kopstein         Neil Wilkin            Alison Ziegler - General Info.
Chairman & CEO          Senior VP & CFO        Peter Seltzberg - Analyst Info.
(540) 265-0690          (540) 265-0690         Judith Sylk-Siegel - Media Info.
kopstein@occfiber.com   nwilkin@occfiber.com   (212) 661-8030


FOR IMMEDIATE RELEASE:
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September 26, 2001


          OPTICAL CABLE CORPORATION COMMENTS ON RECENT MARKET ACTIVITY

ROANOKE, VA, SEPTEMBER 26, 2001 -- Optical Cable Corporation (Nasdaq: OCCF) commented today on the recent substantial increase in trading volume and lower trading price of its stock.

The Chairman & CEO of the Company has pledged a significant amount of his personally-held Optical Cable Corporation stock to various stock brokerage firms as security for substantial margin loans. As the price of the securities personally held by the Chairman & CEO has declined, several of the brokerage firms commenced sales of the pledged securities, including Optical Cable Corporation common stock, under the margin agreements. As previously reported on Form 4 filed with the Securities and Exchange Commission, sales of 358,100 shares were made in August 2001 by or for the benefit of the Company's Chairman & CEO. A total of 288,100 of such shares were sold to satisfy margin calls. The sales continued in September and increased substantially after September 11, 2001, in view of further significant declines in the trading prices of securities in the accounts after the markets reopened on September 17, 2001. The number of shares of Company stock sold during September by the Chairman & CEO have not yet been compiled by the Company.

Optical Cable Corporation's Board of Directors first authorized the repurchase of the Company's common stock in the open market or in privately negotiated transactions in October 1997. The amount of shares authorized to be repurchased was increased from time to time, with the latest increase in the authorization occurring in August 2001. Optical Cable Corporation repurchased 818,500 shares of its common stock for $6,750,368 from August 1 to September 20, 2001. Since September 20, 2001, Optical Cable Corporation has not purchased shares of its stock in the market, but may revisit that decision in the future as appropriate.


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Optical Cable Corporation
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NOTE: THIS NEWS RELEASE MAY CONTAIN CERTAIN "FORWARD-LOOKING" INFORMATION WITHIN
THE MEANING OF THE FEDERAL SECURITIES LAWS. THE FORWARD-LOOKING INFORMATION MAY INCLUDE, AMONG OTHER INFORMATION, (I) STATEMENTS CONCERNING OPTICAL CABLE CORPORATION'S (THE "COMPANY") OUTLOOK FOR THE FUTURE, (II) STATEMENTS OF BELIEF,
(III) FUTURE PLANS, STRATEGIES OR ANTICIPATED EVENTS, AND (IV) SIMILAR INFORMATION AND STATEMENTS CONCERNING MATTERS THAT ARE NOT HISTORICAL FACTS.
SUCH FORWARD-LOOKING INFORMATION IS SUBJECT TO RISKS AND UNCERTAINTIES THAT MAY CAUSE ACTUAL EVENTS TO DIFFER MATERIALLY FROM THE EXPECTATIONS OF THE COMPANY. FACTORS THAT COULD CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES INCLUDE, BUT ARE NOT LIMITED TO, THE LEVEL OF SALES TO KEY CUSTOMERS, THE ECONOMIC CONDITIONS AFFECTING NETWORK SERVICE PROVIDERS, THE SLOWDOWN IN CORPORATE SPENDING ON INFORMATION TECHNOLOGY, ACTIONS BY COMPETITORS, FLUCTUATIONS IN THE PRICE OF RAW MATERIALS (INCLUDING OPTICAL FIBER), THE COMPANY'S DEPENDENCE ON A SINGLE MANUFACTURING FACILITY, THE ABILITY OF THE COMPANY TO PROTECT ITS PROPRIETARY MANUFACTURING TECHNOLOGY, THE COMPANY'S DEPENDENCE ON A LIMITED NUMBER OF SUPPLIERS, AN ADVERSE PRICE CHANGE IN TRADING SECURITIES HELD BY THE COMPANY, AN ADVERSE OUTCOME IN LITIGATION, CLAIMS AND OTHER ACTIONS AGAINST THE COMPANY, TECHNOLOGICAL CHANGES AND INTRODUCTIONS OF NEW COMPETING PRODUCTS, CHANGES IN MARKET DEMAND, EXCHANGE RATES, PRODUCTIVITY, WEATHER AND MARKET AND ECONOMIC CONDITIONS IN THE AREAS OF THE WORLD IN WHICH THE COMPANY OPERATES AND MARKETS ITS PRODUCTS.

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